EXHIBIT 99.1


                           HEALTH & NUTRITION SYSTEMS
                              INTERNATIONAL, INC.

                              FINANCIAL STATEMENTS

                   YEARS ENDED DECEMBER 31, 2004 (UNAUDITED)


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HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.
BALANCE SHEET
YEAR ENDED DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                     ASSETS
                                     ------
                                                                      UNAUDITED
                                                                        2004
                                                                    -----------
Current assets:
    Cash                                                            $   127,296
    Accounts receivable, net                                            899,791
    Inventory, net                                                      691,737
    Prepaids and other current assets                                    73,124
                                                                    -----------
            Total current assets                                      1,791,947
                                                                    -----------

Property and equipment, net                                              75,475
                                                                    -----------
Other assets:
    Trademarks, net                                                         120
    Security deposits                                                     8,019
                                                                    -----------
            Total other assets                                            8,140
                                                                    -----------
            Total assets                                            $ 1,875,562
                                                                    ===========

                     LIABILITIES AND STOCKHOLDERS' DEFICIT
                     -------------------------------------
Current liabilities:
    Accounts payable                                                $ 1,522,013
    Accrued expenses                                                  1,329,096
    Capital leases                                                           --
    Notes payable, current portion                                      268,656
                                                                    -----------
            Total current liabilities                                 3,119,765
                                                                    -----------

Notes payable, less current portion                                      14,711
                                                                    -----------
            Total liabilities                                         3,134,475
                                                                    -----------
Commitments and contingencies

Stockholders' deficit:
    Common stock, $ 0.001 par value, authorized 30,000,000
      shares; 3,829,813 and 3,629,813 shares issued and
      outstanding at December 31, 2003 and 2002, respectively             3,830
    Additional paid-in capital                                          858,612
    Accumulated deficit                                              (2,121,355)
                                                                    -----------
            Total stockholders' deficit                              (1,258,914)
                                                                    -----------

            Total liabilities and stockholders' deficit             $ 1,875,562
                                                                    ===========


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HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     UNAUDITED
                                                                        2004
                                                                    -----------

Net revenue                                                         $ 6,342,588

Cost of sales                                                         2,753,729
                                                                    -----------

Gross profit                                                          3,588,859
                                                                    -----------

Operating expense:
   General and administrative expense                                 2,621,158
   Advertising and promotion                                          2,121,575
   Depreciation and amortization                                         30,140
                                                                    -----------
          Total operating expense                                     4,772,873
                                                                    -----------

Income from operations                                               (1,184,015)
                                                                    -----------
Other income (expense):
   Gain on sale of trademark                                                 --
   Interest expense                                                     (25,353)
   Other income (expense)                                                    --
   Prior Year Adjustments                                                 4,515
                                                                    -----------
          Total other income (expense)                                  (20,838)
                                                                    -----------

Income before income taxes                                           (1,204,853)
                                                                    -----------

Benefit (provision) for income taxes                                         --
                                                                    -----------

Net income                                                          $(1,204,853)
                                                                    ===========


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